Corporate Overview and Q2 2013 Financial Results

Safe Harbor Disclosure The presentations made in this document, including our annual outlook, contain projections or other forward-looking statements regarding management’s expectations about future events or the future financial performance of SVB Financial Group (“the Company”), as well as future economic, market and tax conditions. Forward-looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s latest Annual Report on Form 10-K for the year ended December 31, 2012, which was filed on February 27, 2013, and our latest Quarterly Report on Form 10-Q. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements included in this presentation are made only as of the filing date of this document and the Company undertakes no obligation to update such forward-looking statements. 2

Overview ▶ SVB’s Unique Model ▶ Strong Performance ▶ Growth Initiatives ▶ Outlook 3

Our Mission ▶ Build Deep Relationships ▶ Give Advice ▶ Make It Easy To Do Business With Us ▶ Do Different To increase our clients’ probability of success 4

Differentiated Business Model ▶ Focus on “innovation” markets ▶ Balance sheet lender ▶ Strong deposit franchise ▶ Diversified revenue streams Leader ▶ Leading market share ▶ More than 600 venture firm clients ▶ The bank for innovation companies Established ▶ 28 U.S. and six international offices ▶ $22.2 billion in total assets ▶ $42.7 billion in total client funds (1) As of 6/30/13 (2) Total client funds consists of on-balance-sheet deposits and off-balance-sheet client investment funds (1) (1, 2) A Unique Financial Services Company 5

A Diversified Platform 6

From startup… ACCELERATOR Revenues < $5M (50%+ Market Share) to standout… GROWTH Revenues $5M - $75M (<15% Market Share) to global standard. CORPORATE FINANCE Revenues > $75M (<10% Market Share) Technology Life Sciences Venture Capital & Private Equity We Serve The Innovation Economy 7

Across the Globe 8 U.S. HQ U.K. ISRAEL INDIA CHINA SVB Offices (28 US, 6 Global) SVB’s Banking Network

Diversified Growth Across the Business



Growth Initiatives
U.S.
UK and Europe
China
India
Israel
GLOBAL MARKETS & REACH
Growth Segment
Corporate Finance Segment
Private Bank
Client Experience
CLIENT FOCUS
Solutions
New Products & Services
Enhanced Credit Solutions
Expanded Banking Network
New Payment Solutions
PRODUCT LINES
Foundation
Global Bank Platforms
Enhanced Global Payment Capabilities
Ongoing IT Infrastructure Enhancements
Enhanced On-line/ Mobile Channels
GLOBAL PLATFORM

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Strong Q2 2013 Performance Average loans surpassed $9B on strong growth Continued high credit quality Higher net interest margin Strong gains on VC investments and warrants Higher net interest income Continued momentum in global operations Solid growth in average total client funds Steady progress on growth initiatives Continued healthy new client acquisition 10

99% Average Loan Growth Since Q3 2009 $4.7 $9.6 $4.5 $9.0 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 Period-End Loans Average Loans Growth Drivers • Resilience of innovation sector and our clients • Growing pervasiveness of technology • SVB Growth initiatives: • Client segmentation • Private equity services • Buyout • Private Bank • Global • M&A activity in client markets 11 Strong growth in VC Capital Call and Sponsored Buyout loans Billions TAB: Quarterly Location: A95 – C112

Software 37% Hardware 13% Life Sciences 11% VC/PE 20% Wine 6% Private Bank 9% Other 4% A Diversified Loan Portfolio Sponsor-led Buyout 19% Factoring 6% Commercial Finance 9% Balance Sheet Lending 51% Early Stage 15% (9% of Total Gross Loans) Technology and Life Sciences Portfolio Only $5.9 Billion (61% of Total Portfolio) Gross Loan Portfolio (1),(2) $9.7 Billion as of 6/30/13 1) Gross loans do not include the impact of deferred fees. 2) Cleantech-related loans are reported under hardware, software, life sciences and other commercial loan categories, as applicable. 12 TAB: Loan Pie Location: A1 – B20

$8.9 $9.9 $11.0 $11.9 $11.9 $13.3 $14.7 $15.3 $15.8 $16.5 $17.0 $17.4 $18.3 $19.0 $18.8 $18.6 $16.1 $16.1 $15.1 $15.5 $16.0 $16.3 $16.8 $17.8 $17.9 $18.5 $18.9 $19.9 $20.9 $21.2 $22.5 $23.2 $25.0 $41.8 $0 $10 $20 $30 $40 $50 Average Off-Balance Sheet Client Investment Funds Average On-Balance Sheet Deposits Billions Organic Drivers •Highly liquid clients that are performing well •Addition of new clients Other Drivers •Low rate environment •Safety of the balance sheet (unlimited FDIC insurance*) Powerful Client Funds Franchise 109% average deposit growth since Q3’09 *For non-interest-bearing accounts; terminated on December 31, 2012. 13 TAB: Quarterly Location: E11-F33 Deposits declined for the first time since 2009, while overall client funds continued to grow.

Net Interest Income has Grown Despite Low Rates Exceptional loan growth has driven record NII but NIM has been pressured by ... • Premium amortization expense peaked in 2012 due to higher pre-payment levels on mortgages underlying our mortgage- backed securities • Impact of low interest rates on loan yields • Competition for high- quality borrowers 14 $96.8 $170.1 3.70% 3.40% 2.5% 3.0% 3.5% 4.0% 4.5% $90 $110 $130 $150 $170 Net Interest Income Net Interest Margin TAB: Quarterly Location: A59 – C84

Credit Quality Remains Strong 15 TAB: Quarterly Location: AC2-AE23 1.54% 0.42% 2.75% 0.49% 0% 0% 1% 1% 2% 2% 3% 3% 4% Non-performing Loans as % of Total Gross Loans Net Charge-offs as % of Average Total Gross Loans (annualized)

Warrant Gains Have Offset Early-Stage Loan Losses 16 10-Year Average Annual Early Stage Loan Recoveries (Net of Warrant Gains & Sales) = $350k TAB: 10-Yr Warrants Location: A1-O8 $7 $3 $2 $15 $15 ($8) ($58) ($16) $43 $1 ($60) ($40) ($20) $0 $20 $40 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Million s Gains (losses) from warrants* Early-stage Net Charge-offs* Net * Includes Gains (losses) on equity warrant assets and gains (losses) from sale of equity warrant securities

$25.2 $36.5 $0 $5 $10 $15 $20 $25 $30 $35 $40 Millions Letters of credit/standby LOC Client investment fees Credit card fees Deposit service charges Foreign exchange fees Core1) Fee Income Growth 1) “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 2) Year over year growth for Q2’13 versus Q2’12 Credit Cards (+23%) and Foreign Exchange (+6%) Have Driven the Majority of Recent Growth 2) 17 TAB: Quarterly NonII Location: A1-V8

We see continued momentum… ▶ Positive environment for our clients • Relative optimism among VCs and entrepreneurs • Strong corporate and angel investor activity • Healthy buyout and acquisition activity ▶ Consistent ability to execute on our plans for growth ▶ Strong competitive position ... and some challenges. ▶ Continued low interest rates ▶ Regulatory changes ▶ Competitive pressure on pricing ▶ Lingering macro-economic uncertainty 2013 Drivers 18

Outlook for 2013 Performance Business Driver 2013 Outlook vs. 2012 Results as of 7/25/13 Compared to Outlook as of 4/25/13 Average loans Low twenties % growth No change Average deposits Mid single digits % growth No change Net interest income(1) High single digits % growth No change Net interest margin(1) Between 3.25% and 3.35% Increased from “between 3.15% and 3.25%” Allowance for loan losses for total gross performing loans as a % of total gross performing loans Comparable to 2012 levels No change Net loan charge-offs 0.30%-0.50% of avg. total gross loans No change Non-performing loans/total gross loans Comparable to 2012 levels No change “Core” fee income(2)(3) Low double digits % growth Decreased from low teens Non-interest expense (excluding expense related to non-controlling interests)(3)(4) Mid single digits % growth No change 1) Outlook partly based on management’s current forecast of prepayment rates on our mortgage-backed securities in our AFS securities portfolio and their impact on our forecasted premium amortization expense. 2) “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. 3) Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 4) Outlook partly based on management’s current forecast for performance-based incentive compensation expense, which is subject to change based on our performance relative to internal performance targets. 19

Appendix

Appendix 1) Financial Results •Highlights 22 •ROE 24 •Net Interest Income 25 •Loans 26 •Credit Quality 29 •Client Liquidity 30 •Balance Sheet 31 •Non-interest Income 33 •Sensitivity Charts 36 •Capital Ratios 38 •Non-Interest Expense 40 2) Venture Capital Markets 41 3) Non-GAAP Reconciliations 43 21 NOTE: I will update these page numbers for the final version

Quarterly Highlights: Q2'12- Q2'13

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Diluted Earnings Per Share	$1.06[1]	$0.94	$1.12	$0.90	$1.06
Net Income Available to Common Stockholders	$47.6M[1]	$42.3M	$50.4M	$40.9M	$48.6M
Average Loans *Change*	$7.2B *6.4%*	$7.9B *9.3%*	$8.3B *4.6%*	$8.7B *4.9%*	$9.0B *3.9%*
Average Deposits *Change*	$17.4B *2.6%*	$18.3B *4.9%*	$19.0B *4.0%*	$18.8B *-1.1%*	$18.8B *-0.9%*
Average AFS Securities	$10.9B	$10.6B	$10.7B	$10.9B	$10.4B
Net Interest Margin	3.22%	3.12%	3.13%	3.25%	3.40%
Net Interest Income	$151.9M	$154.4M	$160.6M	$163.2M	$170.1M
Non-Interest Income net of non-controlling interests and excluding gains on sales of certain assets [2]	$57.8M	$55.6M	$75.6M	$56.1M	$67.5M
Net Charge-Offs / Average Total Gross Loans (annualized)	0.59%	0.17%	0.28%	0.20%	0.49%
Non-Interest Expense	$135.8M	$135.2M	$143.0M	$149.0M	$143.3M
Return on Average Common SVBFG Stockholders' Equity (annualized)	11.21%[1]	9.44%	10.99%	8.89%	10.12%
Return on Average Assets (annualized)	0.92%[1]	0.77%	0.90%	0.74%	0.88%

svb

1) Includes gains of $0.12 /share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business
2) Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.

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Annual Highlights: 2008-2012

	2008	2009	2010	2011	2012
Diluted Earnings Per Share	$2.16	$0.66	$2.24[1]	$3.94[2][3]	$3.91[4]
Net Income Available to Common Stockholders	$73.6M	$22.7M	$95.0M[1]	$171.9M[2][3]	$175.1M[4]
Average Loans *Change*	$4.6B *31.5%*	$4.7B *1.4%*	$4.4B *-5.6%*	$5.8B *31.1%*	$7.6B *30.0%*
Average Deposits *Change*	$4.9B *23.6%*	$8.8B *79.6%*	$12.0B *36.8%*	$15.6B *29.4%*	$17.9B *15.0%*
Average AFS Securities	$1.3B	$2.3B	$5.3B	$9.4B	$10.7B
Net Interest Margin	5.72%	3.73%	3.08%	3.08%	3.19%
Net Interest Income	$368.6M	$382.2M	$418.1M	$526.3M	$617.9M
Non-Interest Income net of non-controlling interests and excluding gains on sales of certain assets*	$160.9M	$122.6M	$168.6M	$222.7M	$240.4M
Net Charge-Offs (Recoveries)/ Average Total Gross Loans	0.87%	2.64%	0.77%	(0.02%)	0.31%
Non-Interest Expense	$312.9M	$343.9M	$422.8M	$500.6M[3]	$546.0M
Return on Average Common SVBFG Stockholders' Equity	10.21%	2.13%	7.72%[1]	11.87%[2][3]	10.09%[4]
Return on Average Assets	1.00%	0.42%	0.64%[1]	0.92%[2][3]	0.82%[4]

(1) Includes gains of $0.35/share or $14.9M (net of tax) from sales of AFS securities
(2) Includes gains of $0.52/share or $22.5M (net of tax) from sales of AFS securities
(3) Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps
(4) Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business

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Return On Average Equity 24 2.58% 12.90% 17.09% 15.17% 17.98% 10.38% 2.68% 7.72% 11.87% 10.09% 8.89% 10.12% 0% 5% 10% 15% 20%TAB: Ratios Location: A13-C25

$183.1 $229.5 $299.3 $352.5 $375.8 $368.6 $382.2 $418.1 $526.3 $617.9 5.16% 5.39% 6.46% 7.38% 7.19% 5.72% 3.73% 3.08% 3.08% 3.19% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $150 $250 $350 $450 $550 $650 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Net Interest Income Net Interest Margin Millions Net Interest Income Growth Despite Low Rates All-time High 25 TAB: Annual Location: A18-G31

$2.0 $2.3 $2.8 $3.5 $4.2 $5.5 $4.5 $5.5 $7.0 $8.9 $1.8 $2.0 $2.4 $2.9 $3.5 $4.6 $4.7 $4.4 $5.8 $7.6 $0.0 $3.0 $6.0 $9.0 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Period-end Loans, net of unearned income Average Loans, net of unearned income All-Time High Loan Balances Billions CAGR 2003-2012 Period-end loans: 18.20% Average loans: 17.30% 26 TAB: Annual Location: A53 – C66

All-Time High Loan Balances 27 $4.9 $5.6 $5.7 $6.0 $6.4 $7.0 $7.2 $7.9 $8.3 $9.0 $8.9 $9.7 $0.3 $0.4 $0.4 $0.4 $0.6 $0.5 $0.5 $0.7 $0.6 $0.8 $0.9 $0.9 $0 $2 $4 $6 $8 $10 Gross Loans By Category Software Hardware Life Sciences VC Cap Calls Wine Private Bank Other Early Stage Billions T e c h n o lo g y and L ife S c ienc e s TAB: Loan Pie Location: A96 – M105 NOTE: Waiting for Q2’13 data from Credit (F. Romero)

Technology and Life Sciences Lending 28 $2.8 $3.1 $3.0 $3.3 $3.5 $4.3 $4.5 $4.9 $5.2 $5.5 $5.8 $5.9 $0 $2 $4 $6 $8 Balance Sheet Lending Commercial Finance Factoring Sponsor-Led Buyout Billions TAB: Loan Pie Location: A87-M94 NOTE: Waiting for Q2’13 data from Credit (F. Romero)

$72.2 $41.2 2.75% 0.49% -0.5% 0.5% 1.5% 2.5% 3.5% $0 $40 $80 Non-Performing Loans Net Charge-Offs, annualized (%) Millions As a % of Average Total Gross Loans Credit Quality Has Remained Strong 29 TAB: Credit Quality 2 Location: AI1-AK23

$4.5 $22.2 $13.0 $42.7 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Assets Total Client Funds Billions Strong Client Liquidity Asset Growth Since 2003 = 396% Total Client Funds* Growth Since 2003 = 228% * Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. 30 TAB: Annual Location: A69-P71

Net Loans $9.5 AFS Securities (Primarily Agencies) $10.0 Cash $0.9 Other $0.5 Non- Interest- Bearing Deposits $14.0 Interest- Bearing Deposits $5.3 Other Liabilities $0.4 A Highly Liquid Balance Sheet (6/30/13) Assets: $22.2 Billion Liabilities: $19.5 Billion * Net of non-controlling interests, non-marketable securities were $477.2million. Non-GAAP number. Please see non-GAAP in our most recent financial releases for more information. 31 Borrowings $0.5 TAB: Balance Sheet Location: A1-M8 Non-Marketable Securities (VC Investments) $1.3B* Note: Please update Net of NCI footnote (denoted by asterisk)

A Growing Balance Sheet $0 $5 $10 $15 $20 $25 Assets (Billons) Other assets Non-marketable securities Available-for-sale securities Net loans Cash and cash equivalents $0 $5 $10 $15 $20 $25 Liabilities (Billions) Other liabilities Borrowings Interest bearing deposits Noninterest-bearing deposits Our balance sheet has grown by more than 400% since 2003 4.5 5.1 5.5 6.1 6.7 10.0 12.8 17.5 22.8 20.0 4.0 4.5 4.9 5.3 5.8 8.7 11.4 15.8 17.7 20.2 32 TAB: 10-Yr Balance Sheet Location: A1-L28 * Net of non-controlling interests, non-marketable securities were $477.2million. Non-GAAP number. Please see non-GAAP in our most recent financial releases for more information. *

81 108 117 141 221 152 98 248 382 336 81 108 111 131 183 161 123 169 223 240 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Non-Interest Income Non-Interest Income Non-Interest Income Net of NCI and certain gains on AFS securities* Non-Interest Income 33 8 3 3 22 23 11 0 7 37 19 ($5) $0 $5 $10 $15 $20 $25 $30 $35 $40 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Millions Gains (losses) on Equity Warrant Assets -10 5 -1 -2 11 -6 -5 16 33 32 -10 5 4 3 47 -15 -31 93 195 122 ($40) $0 $40 $80 $120 $160 $200 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Millions Gains (Losses) on Investment Securities Gains (losses) net of NCI and AFS gains Total Gains (losses) on Investment Securities Millions TAB: NonII Location: A1-C11 62 89 97 102 124 130 100 109 118 137 $0 $20 $40 $60 $80 $100 $120 $140 $160 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Millions "Core" Fee Income

$0 $30 $60 $90 $120 $150 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Millions Foreign exchange fees Deposit service charges Credit card fees Client investment fees Letters of credit/ standby LOC Corporate finance fees Core* Fee Income Has Grown * “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. Total Core Fee Income $136.9 M 34

Investment Securities Gains and Losses 1) Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information 2) Numbers are inclusive of non-controlling interests; Gains (losses) attributable to NCI not reported for these periods. 35 TAB: 10-YrInvSec Location: C31-I40 -$9.6 $5.2 -$1.4 -$2.5 $11.3 -$5.8 -$4.6 $16.1 $32.7 $31.5 $14.6 ($50) $0 $50 $100 $150 $200 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD 2013 Millions NCI and AFS Gains Total Gains (losses) on Investment Securities Gains (losses) net of NCI and AFS gains

Rising Rates Will Benefit Us Significantly Changes in Fed Funds Rate (basis points) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +75 +22.3 million +$0.50 +0.9% +0.18% +100 +$31.4 million +$0.70 +1.3% +0.26% +200 +$76.8 million +$1.70 +3.1% +0.62% +300 +$122.7 million +$2.72 +4.8% +0.99% We expect each 25 bps increase in the Fed Funds rate to contribute approximately $7 – $10 million to Net Interest Income* * Tax-effected estimates are based on static balance sheet and assumptions as of 6/30/13 36

Higher Loan Balances Will Benefit Us Growth in Overall Loan Balances ($$) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +250 million +$8.5 million +$0.19 +0.4% +0.07% +500 million +$17.0 million +$0.38 +0.7% +0.14% +750 million +$25.6 million +$0.57 +1.0% +0.21% +1 billion +$34.1 million +$0.76 +1.4% +0.28% Each $250 million increase in loan volume contributes approximately $0.19 to EPS* * Tax-effected estimates are based on static balance sheet and assumptions as of 6/30/13 37

We Are Well Capitalized Holding Company Capital Ratios * Non-GAAP measures; please see Non-GAAP reconciliations at end of presentation and in our most recent financial releases or more information. 38 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 Q1'13 Q2'13 Total risk-based capital Tier 1 risk-based capital Tier 1 leverage TAB: Capital Location: A43-P49

5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 Q1'13 Q2'13 Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets Tangible common equity to risk-weighted assets We Are Well Capitalized Bank Capital Ratios (1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. (2) Non-GAAP measures; please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. (1) (2) (2) 39 TAB: Capital Location: A51-P56

Non-Interest Expense Net of Non- Controlling Interests* 40 TAB: Capital Location: A51-P56 $202 $240 $256 $298 $319 $298 $327 $411 $492 $535 $287 $0 $100 $200 $300 $400 $500 $600 Millions * Non-GAAP measures; please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.

VC-Backed Company Exits Source: National Venture Capital Association 41 TAB: Venture Capital $34.1 $16.8 $14.2 $23.2 $25.2 $21.5 $3.9 510 434 363 539 506 435 170 0 100 200 300 400 500 600 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 2007 2008 2009 2010 2011 2012 YTD 2013M&A $$ M&A # Transactions Billions $12.2 $0.8 $2.1 $8.4 $10.9 $21.5 $2.9 93 9 15 77 52 49 29 0 10 20 30 40 50 60 70 80 90 100 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2007 2008 2009 2010 2011 2012 YTD 2013IPO $$ IPO # Transactions Billions

$32.1 $30.1 $20.5 $23.4 $29.4 $20.0 $12.7 4,203 4,168 3,132 3,611 3,906 3,698 1,809 0 1,000 2,000 3,000 4,000 5,000 $0.0 $10.0 $20.0 $30.0 $40.0 2007 2008 2009 2010 2011 2012 YTD 2013 U.S. VC Investment $$ Investment # Transactions Billions VC Investment Source: National Venture Capital Association 42 TAB: Venture Capital

Non-GAAP Reconciliations NOTE: Please update all Non-GAAP reconciliation slides to reflect any new non-GAAP data.

(Net of Non-Controlling Interests) Non-Marketable Securities Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) December 31, 2012 GAAP non-marketable securities $1,184,265 Less: non-controlling interests in non-marketable securities 708,157 Non-GAAP non-marketable securities, net of non-controlling interests $476,108 44 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP core fee income (dollars in thousands) Year ended December 31 2003 2004 2005 2006 2007 GAAP noninterest income $81,393 $107,774 $117,495 $141,206 $220,969 Less: gains (losses) on investment securities, net (9,614) 5,198 4,307 2,551 46,724 Less: gains (losses) on derivative instruments, net 20,200 3,428 6,750 17,949 23,935 Less: other noninterest income 9,067 10,959 9,711 23,565 26,096 Non-GAAP core fee income $61,740 $88,189 $96,727 $97,141 $124,214 Non-GAAP core fee income (dollars in thousands) Year ended December 31 2008 2009 2010 2011 2012 GAAP noninterest income $152,365 $97,743 $247,530 $382,332 $335,546 Less: gains (losses) on investment securities, net (14,777) (31,209) 93,360 195,034 122,114 Less: gains (losses) on derivative instruments, net 18,505 (753) 9,522 38,681 22,120 Less: other noninterest income 19,052 29,961 35,642 30,155 54,401 Non-GAAP core fee income $129,585 $99,744 $109,006 $118,462 $136,911 (Annual Periods) “Core” Fee Income 45 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

“Core” Fee Income

(Quarterly Periods)

Non-GAAP core fee income (dollars in thousands)	Quarter ended							
	Sept 30, 2009	Dec 31, 2009	Mar 31, 2010	June 30, 2010	Sept 30, 2010	Dec 31, 2010	Mar 31, 2011	June 30, 2011
GAAP noninterest income	$34,307	$40,742	$49,273	$40,157	$86,236	$71,864	$89,954	$123,708
Less: gains on investment securities, net	3,905	6,681	16,004	4,805	46,611	25,940	51,337	71,680
Less: gains on derivative instruments, net	(1,090)	1,370	1,982	1,326	1,257	4,957	551	13,651
Less: other noninterest income	6,249	8,131	6.063	7,463	11,381	10,735	10,264	10,012
Non-GAAP core fee income	$25,243	$24,560	$25,224	$25,563	$26,987	$30,232	$27,802	$28,365

Non-GAAP core fee income (dollars in thousands)	Quarter ended							
	Sept 30, 2011	Dec 31, 2011	Mar 31, 2012	June 30, 2012	Sept 30, 2012	Dec 31, 2012	Mar 31, 2013	June 30, 2013
GAAP noninterest income	$95,611	$73,059	$59,293	$80,426	$69,139	$126,688	$78,604	$98.239
Less: gains on investment securities, net	52,262	19,755	7,839	25,809	20,228	68,238	27,438	40,561
Less: gains on derivative instruments, net	9,951	14,528	5,976	8,713	1,111	6,320	11,040	8,976
Less: other noninterest income	3,108	6,771	13,078	12,664	13,423	15,236	3,527	12,230
Non-GAAP core fee income	$30,290	$32,005	$32,400	$33,240	$34,377	$36,894	$47,848	$36,472

Non-GAAP Reconciliation

For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

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Gains (Losses) on Investment Securities Non-GAAP net gains on investment securities, net of non-controlling interests (dollars in thousands) Year ended December 31 2005 2006 2007 2008 2009 2010 2011 2012 YTD 2013 GAAP net gains (losses) on investment securities $4,307 $ 2,551 $ 46,724 $(14,777) $(31,209) $93,360 $ 195,034 $122,114 $67,999 Less: income (losses) attributable to non- controlling interests, including carried interest 5,743 5,032 35,449 (8,929) (26,638) 52,586 125,042 85,640 53,363 Net gains (losses) on investment securities, net of non-controlling interests (1,436) (2,481) 11,275 (5,848) (4,571) 40,774 69,992 36,474 14,636 Less: gains on sales of certain available-for- sale securities - - - - - 24,699 37,314 4,955 Non-GAAP net gains (losses) on investment securities, net of non- controlling interests and excluding gains on sales of certain available-for-sale securities $(1,436) $(2,481) $ 11,275 $ (5,848) $ (4,571) $ 16,075 $ 32,678 $ 31,519 $14,636 47 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

TCE/TA and TCE/RWA

(Consolidated TCE/TA)

Tangible common equity, tangible assets and risk-weighted assets (dollars in thousands, except ratios)	Year ended December 31							
	2007	2008	2009	2010	2011	2012	Q1'13	Q2'13
GAAP SVBFG stockholders' equity	$676,369	$991,356	$1,128,343	$1,274,350	$1,569,392	$1,830,555	$1,882,219	$1,847,956
Less: intangible assets	1,632	1,087	665	847	601	-	-	-
Less: goodwill	4,092	4,092	-	-	-	-	-	-
Less: preferred stock	-	221,185	-	-	-	-	-	-
Tangible common equity (TCE)	$670,645	$764,992	$1,127,678	$1,273,503	$1,568,791	$1,830,555	$1,882,219	$1,847,956
GAAP total assets	$6,692,171	$10,018,280	$12,841,399	$17,527,761	$19,968,894	$22,766,123	$22,796,000	$22,153,901
Less: intangible assets	1,632	1,087	665	847	601	-	-	-
Less: goodwill	4,092	4,092	-	-	-	-	-	-
Tangible assets (TA)	$6,686,447	$10,013,101	$12,840,734	$17,526,914	$19,968,293	$22,766,123	$22,796,000	$22,153,901
Risk-weighted assets (RWA)	$6,524,021	$8,220,447	$7,494,498	$ 9,406,677	$11,837,902	$13,532,984	$13,501,072	$14,519,635
Tangible common equity to tangible assets	10.03%	7.64%	8.78%	7.27%	7.86%	8.04%	8.26%	8.34%
Tangible common equity to risk-weighted assets	10.28%	9.31%	15.05%	13.54%	13.25%	13.53%	13.94%	12.73%

Non-GAAP Reconciliation

For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

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Tangible common equity, tangible assets and risk- weighted assets (dollars in thousands, except ratios) Year ended December 31 2007 2008 2009 2010 2011 2012 Q1’13 Q2’13 GAAP Silicon Valley Bank stockholders' equity $586,949 $695,438 $ 914,068 $1,074,561 $1,346,854 $1,591,643 $1,637,365 $1,585,117 Less: intangible assets - - - - - - - - Tangible common equity (TCE) $586,949 $695,438 $914,068 $1,074,561 $1,346,854 $1,591,643 $1,637,365 $1,585,117 GAAP total assets $6,164,111 $9,419,440 $12,186,203 $16,268,589 $18,758,813 $21,471,111 $21,487,859 $20,867,463 Less: intangible assets - - - - - - - - Tangible assets (TA) $6,164,111 $9,419,440 $12,186,203 $16,268,589 $18,758,813 $21,471,111 $21,487,859 $20,867,463 Risk-weighted assets (RWA) $6,310,721 $8,109,332 $7,293,332 $9,047,907 $11,467,401 $13,177,887 $13,147,423 $13,174,370 Tangible common equity to tangible assets 9.52% 7.38% 7.50% 6.61% 7.18% 7.41% 7.62% 7.60 % Tangible common equity to risk-weighted assets 9.30% 8.58% 12.53% 11.88% 11.75% 12.08% 12.458% 11.18% (Bank Only TCE/TA) TCE/TA and TCE/RWA 49 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-Interest Expense (Net of Non-Controlling Interests) Non-GAAP non- interest expense Year ended December 31 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD 2013 Total non-interest expense $264,896 $241,830 $259,860 $322,503 $346,469 $312,887 $343,866 $422,818 $500,628 $545,998 $292,306 Non-interest expense attributable to NCI 2,500 3,000 3,840 5,887 10,681 11,115 12,451 12,348 11,567 11,336 5,727 Non-GAAP non- interest expense, net of NCI 262,396 238,830 256,020 316,616 335,788 301,772 331,415 410,470 489,061 534,662 286,579 Impairment of goodwill 63,000 1,910 18,434 17,204 4,092 Net gain from note repurchase and termination of swaps (3,123) Loss from cash settlement of conversion premium of zero-coupon convertible subordinated notes 3,858 Non-GAAP NIE, net of NCI and other one- time items $199,396 $236,920 $256,020 $298,182 $318,584 $297,914 $327,323 $410,470 $492,184 $534,662 $286,579 For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. 50 Non-GAAP Reconciliation

Contact: Meghan O’Leary Director of Investor Relations 408.654.6364 moleary@svb.com